Exhibit 99.08

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                   April, 1999
           Series 1999-03, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                7.167809
                                                      ------------------------
       Weighted average maturity                                       354.52
                                                      ------------------------

A. Amount of distribution allocable to principal and interest: The amounts below are for a Single Certificate of $1,000:
       1.
                               Principal
             Principal Per    Prepayments Per    Interest Per
      Class   Certificate       Certificate       Certificate   Payout Rate
      -----   -----------       -----------       -----------   -----------
       R   $ 1000.00000000  $     927.60000000  $  5.40000000   % 6.48000000
       PO  $    1.19724707  $       0.24810854  $  0.00000000   % 0.00000000
       A1  $   15.78680657  $      14.64408806  $  5.41666664   % 6.49999997
       A2  $    0.00000000  $       0.00000000  $  5.41666606   % 6.49999927
       A3  $    0.00000000  $       0.00000000  $  4.74999980   % 5.69999976
       A4  $    0.00000000  $       0.00000000  $  6.83064499   % 8.19677399
       A5  $    0.00000000  $       0.00000000  $  5.41666660   % 6.49999992
       A6  $    0.00000000  $       0.00000000  $  5.41666667   % 6.50000000
       A7  $    0.00000000  $       0.00000000  $  5.41666667   % 6.50000000
       A8  $    0.00000000  $       0.00000000  $  5.41666500   % 6.49999800
       A9  $    0.00000000  $       0.00000000  $  5.41666500   % 6.49999800
       A10 $    0.00000000  $       0.00000000  $  5.62500203   % 6.75000244
       A11 $    0.00000000  $       0.00000000  $  5.62500000   % 6.75000000
       A12 $    0.00000000  $       0.00000000  $  5.62500000   % 6.75000000
       A13 $    0.00000000  $       0.00000000  $  5.62500000   % 6.75000000
       A14 $    0.00000000  $       0.00000000  $  5.62500000   % 6.75000000
       A15 $   12.92454669  $      11.98901110  $  5.41666669   % 6.50000003
       A16 $   14.34619648  $      13.30775555  $  5.41666662   % 6.49999995
       A17 $   48.35303820  $      44.85303243  $  5.41666639   % 6.49999967
       A18 $    0.00000000  $       0.00000000  $  5.41666680   % 6.50000016
       S   $    0.00000000  $       0.00000000  $  0.37788083   % 0.45345699
       M   $    0.82133168  $       0.00000000  $  5.41666649   % 6.49999978
       B1  $    0.82133259  $       0.00000000  $  5.41666667   % 6.50000000
       B2  $    0.82133049  $       0.00000000  $  5.41666889   % 6.50000267
       B3  $    0.82133259  $       0.00000000  $  5.41666533   % 6.49999840
       B4  $    0.82133573  $       0.00000000  $  5.41666667   % 6.50000000
       B5  $    0.82133143  $       0.00000000  $  5.41666340   % 6.49999608

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                           Accrual Amount
       Class
       N/A             $       N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       36,139.18
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:           $  494,625,925.11
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                1,435
                                                                 ---------------
       3.
      Beginning Aggregate Class   Ending Aggregate       Ending
        Certificate Principal    Class Certificate Single Certificate
Class          Balance           Principal Balance      Balance          Cusip
-----          -------           -----------------      -------          -----
R     $                  100.00  $           0.00  $             0.00  36157RG66
PO    $              707,230.80  $     706,384.07  $           998.80  GEC9903PO
A1    $          134,000,000.00  $ 131,884,567.92  $           984.21  36157RE43
A2    $            5,456,000.00  $   5,456,000.00  $         1,000.00  36157RE50
A3    $           21,053,083.00  $  21,053,083.00  $         1,000.00  36157RE68
A4    $            8,475,917.00  $   8,475,917.00  $         1,000.00  36157RE76
A5    $           50,000,000.00  $  50,000,000.00  $         1,000.00  36157RE84
A6    $            3,000,000.00  $   3,000,000.00  $         1,000.00  36157RE92
A7    $            3,000,000.00  $   3,000,000.00  $         1,000.00  36157RF26
A8    $            2,000,000.00  $   2,000,000.00  $         1,000.00  36157RF34
A9    $            2,000,000.00  $   2,000,000.00  $         1,000.00  36157RF42
A10   $            2,461,000.00  $   2,461,000.00  $         1,000.00  36157RF59
A11   $            1,968,000.00  $   1,968,000.00  $         1,000.00  36157RF67
A12   $            1,968,000.00  $   1,968,000.00  $         1,000.00  36157RF75
A13   $            1,968,000.00  $   1,968,000.00  $         1,000.00  36157RF83
A14   $            1,478,000.00  $   1,478,000.00  $         1,000.00  36157RF91
A15   $          127,000,000.00  $ 125,358,582.57  $           987.08  36157RG25
A16   $           76,424,000.00  $  75,327,606.28  $           985.65  36157RG33
A17   $           12,119,000.00  $  11,533,009.53  $           951.65  36157RG41
A18   $           25,000,000.00  $  25,000,000.00  $         1,000.00  36157RG58
S     $          473,927,698.84  $ 468,506,258.00  $           988.56  GEC99003S
M     $            9,251,500.00  $   9,243,901.45  $           999.18  36157RG74
B1    $            3,750,600.00  $   3,747,519.51  $           999.18  36157RG82
B2    $            2,250,300.00  $   2,248,451.76  $           999.18  36157RG90
B3    $            2,500,400.00  $   2,498,346.34  $           999.18  36157RM85
B4    $            1,000,200.00  $     999,378.50  $           999.18  36157RM93
B5    $            1,251,200.14  $   1,250,172.49  $           999.18  36157RN27

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             36       Principal Balance     $   12,218,701.23
                               --------                           --------------
       2.   60-89 days
            Number             0        Principal Balance     $            0.00
                               --------                           --------------
       3.   90 days or more
            Number             0        Principal Balance     $            0.00
                               --------                           --------------
       4.   In Foreclosure
            Number             0        Principal Balance     $            0.00
                               --------                           --------------
       5.   Real Estate Owned
            Number             0        Principal Balance     $            0.00
                               --------                           --------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

        7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                     Certificate Interest
                Class                        Rates
                  A3             %               5.69999976
                  A4             %               8.19677399

E.     Other Information:

       1.   Special Hazard Loss Amount:                       $            0.00
                                                                 ---------------

       2.   Bankruptcy Loss Amount:                           $            0.00
                                                                 ---------------

       3.   Fraud Loss Amount:                                $            0.00
                                                                 ---------------

       4.   Certificate Interest Rate of the Class S Certificate:%  0.00000000
                                                                    -----------

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.